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                           AIM TAX-EXEMPT CASH FUND

                                 CLASS A SHARES

                      Supplement dated September 13, 2001
                     to the Prospectus dated August 1, 2001


Due to the events of September 11, 2001, AIM Tax-Exempt Cash Fund will be open solely for purposes of honoring redemption requests until such time as the New York Stock Exchange resumes trading. During this period (i) redemption orders will be processed at the net asset value of the fund next determined after the fund's receipt of a redemption order in good form; and (ii) the fund will determine its net asset value for the purpose of processing redemption orders as of 1:00 p.m. Eastern Time each week day.